Cash, Cash Equivalents and Current Marketable Securities	12 Months Ended
Dec. 30, 2012
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Current Marketable Securities
Cash, Cash Equivalents and Current Marketable Securities
At the end of 2012 and 2011, cash, cash equivalents and current marketable securities were comprised of:

(Dollars in Millions)	2012	2011
Cash	$3,032	2,709
Government securities and obligations	15,323	27,017
Corporate debt securities	622	489
Money market funds	1,406	1,590
Time deposits	706	456
Total cash, cash equivalents and current marketable securities	$21,089	32,261

The estimated fair value was the same as the amortized cost as of December 30, 2012. The estimated fair value was $32,262 million as of January 1, 2012 reflecting a $1 million unrealized gain in government securities and obligations.
As of December 30, 2012, current marketable securities consisted of $5,726 million and $452 million of government securities and obligations, and corporate debt securities, respectively.
As of January 1, 2012, current marketable securities consisted of $7,545 million and $174 million of government securities and obligations, and corporate debt securities, respectively.
Fair value of government securities and obligations and corporate debt securities were estimated using quoted broker prices and significant other observable inputs.
The Company invests its excess cash in both deposits with major banks throughout the world and other high-quality money market instruments. The Company has a policy of making investments only with commercial institutions that have at least an A (or equivalent) credit rating.